Exhibit 10.13.2

                CONTINUING INVESTOR REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is entered into as of February 8, 1994 by and between Summit Properties Inc., a Maryland corporation (the "Company") and certain stockholders of the Company who have executed a signature page to this Agreement (each a "Holder" and collectively the "Holders").

         WHEREAS, the Holders are to receive shares of the Company's common stock, $.01 par value ("Common Stock"), and units of limited partnership interest ("Units") in Summit Properties Partnership, L.P. (the "Operating Partnership") which may be redeemed for Common Stock issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to
(i) the Merger Agreement between the Company and Old Summit Management Company,
(ii) the Omnibus Option Agreement dated as of December 1, 1993 by and among the Operating Partnership and certain parties, (iii) the Option Agreement dated as of January 19, 1994 by and between the Operating Partnership and LMES Limited Partnership, (iv) the Asset Acquisition Agreement dated as of December 1, 1993 by and among the Operating Partnership and certain parties and (v) the Asset Acquisition dated as of December 1, 1993 by and between the Operating Partnership and Summit Apartment Builders Incorporated (collectively, the "Formation Agreements"); and

         WHEREAS, it is a condition precedent to the obligations of the Holders to consummate the transactions pursuant to which they will receive Common Stock or Units that the Company enter into this Agreement with the Holders.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Registration.

         (a) Demand Registration. At any time after the first anniversary of the closing of the Company's initial public offering, subject to the conditions set forth in this Agreement, any of the Holders of the Registrable Shares (as hereinafter defined), may request that the Company cause to be filed as soon as practicable, a registration statement (a "Shelf Registration Statement") under Rule 415 under the Securities Act relating to the sale by the Holder of all but not less than all of the shares received by the Holders pursuant to the Formation Agreements (the "Registrable Shares") in accordance with the terms hereof. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders of the Registrable Shares. Such Holders shall have the right, by giving written notice to the Company within fifteen (15) days after the notice referred to in the preceding sentence has been given by the Company to elect to have included in the Shelf Registration Statement such of their Registrable Shares as such Holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use reasonable efforts to cause such Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") for all Registrable Shares which the Company has been requested to register as soon as practicable thereafter. The Company shall not be required to file and effect more than one (1) Shelf Registration Statement pursuant to this
Section 1(a). The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective until the earliest of (a) the date on which the Holders no longer hold any Registrable Shares registered under the Registration Statement, (b) the date on which the Company has caused to be delivered to the Holders an opinion of counsel, which counsel must be reasonably acceptable to each Holder, stating that the Registrable Shares may be sold during a single period of 90 days by the Holders pursuant to Rule 144 promulgated under the Securities Act without regard to any volume limitations and that the Company has, on the date of such opinion, satisfied the necessary informational requirements under Rule 144 or (c) the third anniversary of the Company's initial public offering.

         (b) Piggyback Registration. If at any time while any Registrable Shares are outstanding (without any obligation to do so) the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account (a "Piggyback Registration Statement"), the Company shall give prompt written notice of such proposed filing to the Holders. The Shelf Registration Statement and any Piggyback Registration Statements are sometimes hereinafter referred to as the "Registration Statement." The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 2 below, the Company shall include in such Piggyback Registration all Registrable Shares requested to be included in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith for which the Company has received written requests for inclusion therein within fifteen (15) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration in the following priority: (i) first, all shares of Common Stock the Company proposes to sell and
(ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration and, which in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, which shall be allocated among the Holders requesting registration on a pro rata basis.

         (c) The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement as the Holder may reasonably request (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

         (d) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of
(a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 1. Upon five (5) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statements and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

         (e) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

         (f) The Company shall immediately notify each Holder, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder with a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          2. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, promptly following the execution hereof, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

          3. Expenses. The Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 1(a) of this Agreement, and the Holders shall bear a portion of all expenses incurred by the Company in connection with the registration in which the Holders are included pursuant to Section 1(b) of this Agreement based on the number of Registrable Shares included to the total number of shares of Common Stock so registered. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. In addition, Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them.

          4. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee expressly for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or
(ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

          5. Covenants of Holders. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding the Holder or its plan of distribution which was furnished to the Company by the Holder expressly for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder. Notwithstanding the foregoing, (i) in no event will a Holder have any obligation under this Section 5 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and (ii) the total amount for which a Holder shall be liable under this Section 5 shall not in any event exceed the aggregate proceeds received by him or it from the sale of the Holder's Registrable Shares in such registration.

         6. Suspension of Registration Requirement.

         (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

         (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that sale of the shares under the Registration Statement would have a material adverse effect on the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 90 days. The Company shall notify the Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 6(b), of the nature of any Suspension Event.

         (c) Each holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a nonunderwritten offering or if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such underwritten registration), during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; provided, however, that such 60-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 1(e) or (f) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 1(f) hereof.

          7. Black-Out Period. Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Common Stock pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) days after the conclusion of any such Suspension Event.

          8. Additional Shares. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

          9. Contribution. If the indemnification provided for in Sections 4 and 5 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this
Section 9 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 4 or 5 hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         10. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

         11. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Holders holding in excess of 50% of the Registrable Shares.

         12. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following address and to the Holder at the address set forth on his signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Shelf Registration Statement pursuant to Section 1(d) or Section 5, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

          If to the Company:   Summit Properties Inc.
                               212 South Tryon Street, Suite 500
                               Charlotte, NC  28281
                               Attn: William F. Paulsen, President and Chief
                                     Executive Officer

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 6 and 7 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

         13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder.

         14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

         16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         17. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                         SUMMIT PROPERTIES INC.



                                         By: /s/ MICHAEL G. MALONE
                                            ----------------------------
                                            Michael G. Malone, Esq.
                                            Senior Vice President, Secretary and
                                            General Counsel

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                 Holder: Theresa M. Tufaro Trust, Christina F. Tufaro Trust and Jennifer S. Tufaro Trust






                                 /s/ FRANCES T. ADAMS
                                 -------------------------------------
                                 Print Name: Frances T. Adams, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                  Holder: Laura Elizabeth Taft






                                  /s/ LAURA ELIZABETH TAFT
                                  -------------------------------------
                                  Print Name: Laura Elizabeth Taft

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: Michael G. Malone, Esq.






                                   /s/ MICHAEL G. MALONE
                                   -------------------------------------
                                   Print Name: Michael G. Malone

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                 Holder: Katherine C. Paulsen Trust and Caroline
                                 E. Paulsen Trust






                                 /s/ ROBERT C. PAULSEN
                                 --------------------------------------
                                 Print Name: Robert C. Paulsen, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                 Holder: LMES Limited Partnership
                                 By: SEI Land Company, General Partner






                                 /s/ EDWARD L. CURRAN
                                 ---------------------------------------
                                 Print Name: Edward L. Curran, President

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                 Holder: Emily L. Kuhlman Trust






                                 /s/ PATRICIA KUHLMAN
                                 -------------------------------------
                                 Print Name: Patricia Kuhlman, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: Sharon K. Tufaro Trust






                                   /s/ SHARON K. TUFARO
                                   -------------------------------------
                                   Print Name: David F. Tufaro, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: David F. Tufaro






                                   /s/ DAVID F. TUFARO
                                   -------------------------------------
                                   Print Name: David F. Tufaro

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                  Holder: John C. Moore






                                  /s/ JOHN C. MOORE
                                  -------------------------------------
                                  Print Name: John C. Moore

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                  Holder: Cameron V-G Jones Trust and Whitney
                                  A-P Jones Trust






                                  /s/ ROBERT JONES
                                  -------------------------------------
                                  Print Name: Robert Jones, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: Raymond V. Jones






                                   /s/ RAYMOND V. JONES
                                   -------------------------------------
                                   Print Name: Raymond V. Jones

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: William F. Paulsen






                                   /s/ WILLIAM F. PAULSEN
                                   -------------------------------------
                                   Print Name: William F. Paulsen

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                   Holder: John T. Gray






                                   /s/ JOHN T. GRAY
                                   -------------------------------------
                                   Print Name: John T. Gray

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                    Holder: Keith H. Kuhlman






                                    /s/ KEITH H. KUHLMAN
                                    -------------------------------------
                                    Print Name: Keith H. Kuhlman

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                    Holder: William B. McGuire, Jr.






                                    /s/ WILLIAM B. MCGUIRE, JR.
                                    -------------------------------------
                                    Print Name: William B. McGuire, Jr.

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                     Holder: McGuire Family Trust






                                     /s/ ROBERT B. MCGUIRE
                                     -------------------------------------
                                     Print Name: Robert B. McGuire, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                    Holder: William Barton Kuhlman Trust






                                    /s/ DONALD SPURDLE
                                    -------------------------------------
                                    Print Name: Donald Spurdle, Trustee

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE






                                    Holder: Dwight Richard Kuhlman Trust






                                    /s/ DONALD SPURDLE
                                    -------------------------------------
                                    Print Name: Donald Spurdle, Trustee